UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 20, 2007

                        Multiband Corporation
(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9449 Science Center Drive
New Hope, Minnesota	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 763-504-3000

______________________________________________
(Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement

On 4-20-07, Multiband Corporation (the Company) sold certain video subscriber assets located in Ohio to Directech MDU.

The specific details of the sale are contained in the attached exhibit..

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007                                                                            Multiband Corporation

By James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

Agreement